UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 15, 2017

CLIPPER REALTY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38010	47-4579660
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4611 12th Avenue, Suite 1L Brooklyn, New York	11219
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 438-2804

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 15, 2017, Clipper Realty Inc. issued a press release announcing it has entered into an agreement to acquire the property located at 107 Columbia Heights, Brooklyn, New York. A copy of the press release, which is incorporated by reference herein, is attached to this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clipper Realty Inc.
(Registrant)

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Co Chairman and Chief Executive Officer

Date: February 15, 2017

Exhibit Index

99.1    Clipper Realty Inc. Press Release, dated February 15, 2017